CONTEXT CAPITAL FUNDS
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Stephen M. Wynne, Paul D. Schaeffer, John N. Culbertson Jr., and Christopher J. LaCroix constitute and appoint Gino Malaspina, Vicki Horwitz and Michael McKeen each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Context Capital Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John N. Culbertson, Jr.

John N. Culbertson Jr.

Dated: August 11, 2014

CONTEXT CAPITAL FUNDS
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Stephen M. Wynne, Paul D. Schaeffer, John N. Culbertson Jr., and Christopher J. LaCroix constitute and appoint Gino Malaspina, Vicki Horwitz and Michael McKeen each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Context Capital Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. LaCroix

Christopher J. LaCroix

Dated: August 11, 2014

CONTEXT CAPITAL FUNDS
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Stephen M. Wynne, Paul D. Schaeffer, John N. Culbertson Jr., and Christopher J. LaCroix constitute and appoint Gino Malaspina, Vicki Horwitz and Michael McKeen each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Context Capital Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Paul D. Schaeffer

Paul D. Schaeffer

Dated: August 11, 2014

CONTEXT CAPITAL FUNDS
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Stephen M. Wynne, Paul D. Schaeffer, John N. Culbertson Jr., and Christopher J. LaCroix constitute and appoint Gino Malaspina, Vicki Horwitz and Michael McKeen each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Context Capital Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen M. Wynne

Stephen M. Wynne

Dated: August 11, 2014